EXHIBIT 10.10.1

ASSIGNMENT AND ASSUMPTION OF AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (“Assignment”) is made and entered into as of the 23 day of December, 2025 by and between EQT Real ESTATE, LLC, a Delaware limited liability company (“Assignor”), EQRT 1500 FRANCISCO, L.P., a Delaware limited partnership (“Assignee”).

RECITALS:

WHEREAS, Assignor, as purchaser, and FRITO-LAY SALES, INC., a Delaware corporation, as seller, entered into that certain Agreement For Purchase and Sale of Real Property dated December 19, 2025 (as may be amended, the “Contract”), relating to that certain property commonly known as 1500 Francisco Street, Torrance, California (the “Property”); and

WHEREAS, Assignor desires to assign to Assignee all of Assignor’s rights under the Contract with respect to the Property.

NOW, THEREFORE, in consideration of the foregoing recitations, and the sum of One Dollar ($1.00) in hand paid by Assignee to Assignor, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Assignor hereby assigns to Assignee, and Assignee hereby assumes, all of Assignor’s right, title and interest in, to and under the Contract with respect to the Property.

2. Assignee hereby accepts this Assignment and hereby assumes all obligations of Assignor under the Contract, with respect to the Property.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first set forth above.

ASSIGNOR:

EQT REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ J. Peter Lloyd
Name:	J. Peter Lloyd
Title:	Vice President

ASSIGNEE:

EQRT 1500 FRANCISCO, L.P.,
a Delaware limited partnership

By:	EQRT 1500 Francisco GP, LLC,
a Delaware limited liability company,
its sole general partner

By:	EQT Exeter REIT Operating Partnership LP,
a Delaware limited partnership,
its sole member

By:	EQT Exeter Real Estate Income Trust, Inc.,
a Maryland corporation,
its sole general partner

By:	/s/ J. Peter Lloyd
J. Peter Lloyd, Chief Financial Officer

Assignment and Assumption of PSA	-2-